Exhibit 10.4

                              10% CONVERTIBLE NOTE

                               DEMAND FOR EXERCISE

Dated: December 15, 2000

The 10% Convertible Note, as evidenced by the attached copy, was entered into on the 28th day of January 2000, by and between TMA, Inc., a Nevada corporation, the lender and Terra Moya Aqua, Inc., a Wyoming corporation, the borrower.

Pursuant to the provisions of 10% Convertible Note, the lender, TMA, Inc., hereby determines that it is in the best interest of the shareholders of TMA, Inc. to convert the loan into Common Shares, par value $0.01 per share, of Terra Moya Aqua, Inc. The shareholder list is attached for the preparation of the stock certificates. TMA, Inc. will change their corporate name upon the receipt of the stock certificates of Terra Moya Aqua, Inc. Upon receipt of this notice for the conversion of the 10% Convertible Note, Terra Moya Aqua, Inc. should issue certificates totaling 994,800 to the shareholders of the TMA, Inc. common stock. The Computation for issuing the shares is as follows:

Principal Amount of 10% Convertible Note                             $391,182.03
Interest from January 28, 2000 through December 15, 2000
Interest is computed on 318 days at the rate of $108.66 per day        34,553.88
                                                                     -----------
Total amount due upon conversion                                     $425,735.91

Conversion rate of $0.4279613 per share converts into 994,800 Common Shares

This notice to convert is executed on behalf of TMA, Inc. the lender.


Witnessed:                              /s/ Melanie S. Meinders
                                        ----------------------------------------
                                        Lender:
                                        TMA, Inc.
/s/ Thomas R. Meinders                  4729 Lomas Sante Fe Street
----------------------------------      Las Vegas, Nevada 89147
Witness:                                Melanie S. Meinders
                                        Chief Executive Officer
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ATTACHMENT  #

                                    TMA, INC.
                           4729 LOMAS SANTE FE STREET
                             LAS VEGAS, NEVADA 89147
                                 (702) 220-3120

                     COMPUTATION FOR DISTRIBUTION OF SHARES


SHAREHOLDERS THAT PURCHASED SHARES AT $4.00 PER SHARE WILL RECEIVE FOUR SHARES OF TERRA MOYA AQUA, INC. SHARES FOR EACH SHARE OF TMA, INC. PURCHASED.

                  111,200 SHARES WERE PURCHASED AT $4.00

                  THIS WILL REQUIRE 444,800 SHARES TO COMPLETE

SHAREHOLDERS THAT PURCHASED SHARES AT $0.25 PER SHARE WILL RECEIVE 1 SHARE OF TERRA MOYA AQUA, INC. FOR EACH SHARE OF TMA, INC. THAT THEY PURCHASED.

                  400,000 SHARES WERE PURCHASED AT $0.25

                  THIS WILL REQUIRE 400,000 SHARES TO COMPLETE

THE FOUNDING SHAREHOLDERS OF TMA, INC. WILL RECEIVE A TOTAL OF 150,000 SHARES OF TERRA MOYA AQUA, INC. FOR THEIR 600,000 SHARES OF TMA, INC. THIS WILL BE ADDITIONAL COMPENSATION FOR THEIR TIME AND EFFORTS TO MAKE EVERYTHING WORK AND PROVIDING THE VEHICLE FOR TERRA MOYA AQUA, INC. TO HAVE FUNDS AVAILABLE.

                  THIS WILL REQUIRE 150,000 SHARES TO COMPLETE

TOTAL NUMBER OF SHARES OF TERRA MOYA AQUA, INC. TO COMPLETE THE LIQUIDATION PROCESS AND ELIMINATE ANY FUTURE PROBLEMS WITH THE SHAREHOLDERS OF BOTH COMPANIES.

                                 994,800 SHARES